DOWN 2 FISH CHARTERS. LLC

FINANCIAL STATEMENTS

December 31, 2021 and 2020

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Managers and

Member of Down2Fish Charters, LLC.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Down2Fish Charters, LLC. (Company) as of December 31, 2021 and 2020, and the related statements of operations, member’s equity (deficit), and cash flows for the years ended December 31, 2021 and 2020, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and 2020, and the results of its operations and its cash flows for the years ended December 31, 2021, and 2020, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has recognized net losses of $77,991 and $85,243 for the years ended December 31, 2021, and 2020, respectively. The losses were caused by negative cash-flows from operating activities and were funded by loans from related entities and the member of the Company. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

No critical matters were identified during the audit.

We have served as the Company’s auditor since 2022.

Margate, Florida

February 2, 2023

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DOWN 2 FISH CHARTERS, LLC
BALANCE SHEETS
December 31, 2021, and 2020

	December 31,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$5,513	$6,368
Deposits	—	6,633
Total current assets	5,513	13,001
Non-current assets:
Property and equipment, net	232,771	271,867
Intangible assets	26,000	26,000
Total noncurrent assets	258,771	297,867
Total assets	$264,284	$310,868

LIABILITIES AND MEMBER'S EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$12,618	$13,920
Related party payables	750	169,435
Current portion of long-term debt	13,586	11,788
Total current liabilities	26,954	195,143
Long-term liabilities:
Related party payables, net of current portion	60,644	60,644
Notes payable, net of current portion	166,689	180,275
Total long-term liabilities	227,333	240,919
Total liabilities	254,287	436,062
Member's Equity (Deficit)	9,997	(125,194)
Total liabilities and member's equity	$264,284	$310,868

The accompanying notes are an integral part of these financial statements.

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DOWN 2 FISH CHARTERS, LLC
STATEMENTS OF OPERATIONS
Years Ended December 31, 2021, and 2020

	Years ended
	December 31,
	2021	2020
Revenues	$38,760	$12,793
Cost of sales	82,396	70,494
Gross loss	(43,636)	(57,701)

Operating Expenses:
General and administrative expenses	24,389	13,338
Total operating expenses	24,389	13,338
Loss from operations	(68,025)	(71,039)
Other income (expense):
Interest expense	(14,187)	(15,484)
Other income	5,932	1,280
Loss on sale of assets	(1,711)	—
Total other expense	(9,966)	(14,204)
Net loss	$(77,991)	$(85,243)
Total operating expenses	24,389	13,338
Loss from operations	(68,025)	(71,039)

Other income (expense):
Interest expense	(14,187)	(15,484)
Other income	5,932	1,280
Loss on sale of assets	(1,711)	—
Total other expense	(9,966)	(14,204)
Net loss	$(77,991)	$(85,243)

The accompanying notes are an integral part of these financial statements

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DOWN 2 FISH CHARTERS, LLC
STATEMENTS OF MEMBER'S EQUITY (DEFICIT)
Years ended December 31, 2020, and 2021

	Member	Accumulated
	Equity	Deficit	Total
Balance at January 1, 2020	$—	(39,951)	$(39,951)
Net loss	—	(85,243)	(85,243)
Balance at December 31, 2020	—	(125,194)	(125,194)
Conversion of related party debt to member equity	203,682	—	203,682
Member contributions	9,500	—	9,500
Net loss	—	(77,991)	(77,991)
Balance at December 31, 2021	$213,182	(203,185)	$9,997

The accompanying notes are an integral part of these financial statements.

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DOWN 2 FISH CHARTERS, LLC
STATEMENTS OF CASH FLOWS
Years Ended December 31, 2021, and 2020

	Years Ended December 31,
	2021	2020
Cash flows from operating activities:
Net loss	$(77,991)	$(85,243)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	49,143	48,180
Loss on sale of assets	1,711	—
Increase (decrease) in:
Accounts payable	(1,302)	12,321
Deposit	6,633	(6,633)
Related party payables	250	20,544
Net cash used in operating activities	(21,556)	(10,831)

Cash flows from investing activities:
Acquisition of property and equipment	(13,158)	(14,571)
Acquisition of intangible asset	—	(26,000)
Proceeds from sale of assets	1,400	—
Net cash used in investing activities	(11,758)	(40,571)

Cash flows from financing activities:
Member contributions	9,500	—
Equity member advances	34,747	66,362
Payments on long-term debt	(11,788)	(17,364)
Net cash provided by financing activities	32,459	48,998

Net decrease in cash	(855)	(2,404)

Cash and cash equivalents, beginning of period	6,368	8,772
Cash and cash equivalents, end of period	$5,513	$6,368

Supplemental disclosures of cash flow information:
Interest paid in cash	$14,187	$15,484
Non-cash investing and financing activities -
Conversion of related party debt to equity	$203,682	$—

The accompanying notes are an integral part of these financial statements.

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DOWN 2 FISH CHARTERS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2021, and 2020

1 – Organization and Summary of Significant Accounting Policies

Organization

Down 2 Fish Charters, LLC (the Company) was formed as a limited liability company in the State of Florida on April 1, 2019, to operate a fishing charter business. The Company holds a commercial fishing license that permits it to offer commercial fishing charters off the coast of Florida.

The Company is wholly-owned by LCF Salons LLC, a Utah LLC.

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Basis of Presentation

These financial statements have been prepared on a going concern basis, which assumes the realization of assets and the settlement of liabilities in the normal course of business.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Maintenance and repairs are charged to expense as incurred. Costs of major renewals or betterments are capitalized over the remaining useful lives of the related assets. Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, generally seven years and is charged against cost of sales. The cost of property disposed of and related accumulated depreciation is removed from the accounts at the time of disposal, and gain or loss is reflected in operations.

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Note 1 – Organization and Summary of Significant Accounting Policies (continued)

Long-Lived Assets

The Company evaluates its long-lived assets in accordance with Accounting Standards Codification (ASC) 360, “Accounting for the Impairment of Long-Lived Assets.” Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amounts.  Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets and is recorded in the period in which the determination was made.

Income Taxes

The Company is a limited liability company (LLC). The member of the limited liability company is taxed on its proportionate share of the individual entity’s income. Therefore, no provision or liability for income taxes in included in the accompanying financial statements.

In accordance with accounting standards, the Company reports a liability for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits in other expense in the Statement of Operations. The Company has not recognized any tax benefits from uncertain tax positions.

The Company is a disregarded entity and does not file income tax returns in the U.S. federal jurisdiction, and various state jurisdictions.

Other Income

Other income includes $1,000 in EIDL Grants received under the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

Revenue Recognition

The Company’s revenue is primarily derived from the sale of chartered fishing trips through third-party websites which identify the customers, detail the scope of the charter, provide the customers with the cost of the charter, equate the transaction price to performance. In accordance with ASC 606, revenue from contracts with customers is recognized when performance under the terms of a contract with customers are satisfied, which occurs with the performance of promised services. See Note 7 for further discussion on revenue recognition.

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Note 1 – Organization and Summary of Significant Accounting Policies (continued)

Advertising and Promotion

The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising expense was $2,736 and $631 for the years ended December 31, 2021, and 2020.

Recent accounting pronouncements

There were no new standards adopted by the Company in this reporting period.

Note 2 – Going Concern

For the years ended December 31, 2021, and 2020, the Company recognized net losses of $77,991 and $85,243 respectively. The losses were caused by negative cash-flows from operating activities and were funded by loans from related entities and the member of the Company. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

Subsequent to year-end the Company entered into a Business Purchase Agreement in which the Company will be acquired in exchange for cash and a note receivable. While the Company is confident that the transaction will close, the insufficiency of its financial resources casts substantial doubt on whether it will be able to continue as a going concern should the anticipated transaction not close.

In the event that the transaction does not close, failure to obtain the ongoing support of related parties and the equity member of the Company may indicate that the preparation of these financial statements on a going concern basis is inappropriate, in which case the Company’s assets and liabilities would need to be recognized at their liquidation values. The Company’s financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and liabilities that might arise from this uncertainty.

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Note 3 – Property and Equipment

Property and equipment consist of the following:

	December 31, 2021	December 31, 2020
Boats	$297,722	$300,390
Boating equipment	44,290	37,941
Furniture and fixtures	7,330	1,752
	349,342	340,083
Less accumulated depreciation	(116,571)	(68,216)
Property and equipment, net	$232,771	$271,867

Depreciation expense was $49,143 and $48,180 for the years ended December 31, 2021, and 2020 and is included in cost of sales. During the year ended December 31, 2021, the Company sold an asset with book value of $3,900 and accumulated depreciation of $789 for $1,400 resulting in a loss of $1,711.

Note 4 – Intangible Assets

During the year ended December 31, 2020, the Company purchased a perpetual federal fishing license, which grants the Company access to fish in federally regulated waters of the coast of Florida. This asset is not amortized and is tested for impairment at least annually. As of December 31, 2021, and 2020, no impairment of this asset has occurred.

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Note 5 – Related Party Payables

Related party payables consist of the following:

	December 31, 2021	December 31, 2020
Related party payables consist of amounts due to affiliates, bear no interest, and are due on September 30, 2025.	$61,394	$230,079
Less current portion	(750)	(169,435)
	$60,644	$60,644

During the year ended December 31, 2021, $9,500 was contributed by the equity member of the Company and $203,682 of the amounts payable to the equity member of the Company was converted to equity. Prior to the equity conversion, the equity member advanced $34,747 and $66,362 during the years ended December 31, 2021, and 2020 respectively.

During the year ended December 31, 2020, the Company executed agreements on all related party debt, which set the due date on all loans to September 30, 2025.

During the years ended December 31, 2021, and 2020, the Company had amounts payable to affiliated companies of $36,750 and 36,500 respectively.

During the years ended December 31, 2021, and 2020, the Company had amounts payable to the manager of the Company of $24,644.

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Note 6 – Notes Payable

Notes payable are as follows at December 31, 2021 and 2020:

	December 31, 2021	December 31, 2020
Note payable to a bank, interest at 6.75%, due in monthly installments of principal and interest, matures in August 15, 2039, secured by a boat.	$142,621	$145,885
Note payable to a bank, interest at 7.49%, due in monthly installments of principal and interest, matures in March 15, 2037, secured by a boat.	37,654	46,178
Total notes payable	180,275	192,063
Less current portion	(13,586)	(11,788)
Total long-term portion	$166,689	$180,275

Principal maturities of notes payable are as follows:

Year	Amount
2022	$13,586
2023	9,590
2024	10,294
2025	11,051
2026	11,864
Thereafter	123,890
$180,275

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Note 7 – Revenue Recognition

The Company recognizes revenue from product sales in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Revenue from Contracts with Customers (“Topic 606”). This standard applies to all contracts with customers, except for contracts that are within the scope of other standards, such as leases, insurance, collaboration arrangements, and financial instruments. Under Topic 606, an entity recognizes revenue when its customer obtains control of promised goods or services, in an amount that reflects the consideration that the entity expects to receive in exchange for those goods or services. To determine revenue recognition for arrangements that an entity determines are within the scope of Topic 606, the entity performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer.

Sales are derived primarily from the sale of chartered fishing trips through third-party websites. Revenue is recognized when obligations under the terms of a contracts with customers are satisfied, which occurs when the fishing charter services are complete. Costs incurred by the Company associated with the chartered fishing trips are expensed as incurred. Payment terms for sales to customers are commensurate with the general business practices and payment is made prior to the departure of each charter on the day of the charter, by the respective websites. Any amounts that are pre-paid are carried as amounts payable or deferred revenue until performance of the charter has been rendered. In the event the Company is not able to perform the charter (change in weather conditions for instance), it recognizes amounts due to the affected customers.

Note 8 – Subsequent Events

Management has evaluated subsequent events through February 2, 2023, which is the date the financial statements were available to be issued. Events occurring after that date have not been evaluated to determine whether a change in the financial statements would be required.

On November 16, 2022, the Company entered into a Business Purchase Agreement with Arvana Inc. This agreement provides that the Company will be purchased in exchange for fifty thousand dollars ($50,000) on closing, and a promissory note in the amount of seven hundred thousand dollars ($700,000) payable twenty-four (24) months after the closing date that bears interest of seven and one quarter percent (7¼ %) per annum. This transaction is expected to close February 3, 2023.

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